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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 8, 2000
                        (Date of earliest event reported)


                            BELL ATLANTIC CORPORATION
                         (d/b/a Verizon Communications)
             (Exact name of registrant as specified in its charter)

Delaware                                            1-8606                         23-2259884
(State or other jurisdiction of incorporation)      (Commission File Number)       (I.R.S. Employer Identification No.)

1095 Avenue of the Americas,
New York, New York                                                                 10036
(Address of principal executive offices)                                           (Zip Code)

       Registrant's telephone number, including area code: (212) 395-2121

                                 Not applicable
          (Former name or former address, if changed since last report)
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Item 5. Other Events
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        Attached as an exhibit is a press release issued by Bell Atlantic
        Corporation (d/b/a Verizon Communications) on August 8, 2000, announcing its revised financial outlook in light of the impact of the Bell Atlantic-GTE merger, the deconsolidation of Genuity Inc., the formation of Verizon Wireless and the newly announced combinations with OnePoint Communications and NorthPoint Communications Group, Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

        (c)     Exhibits.

                99.1 Press Release, dated August 8, 2000, issued by Verizon Communications.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Bell Atlantic Corporation
                                    ----------------------------------------
                                                 (Registrant)

Date:  August 8, 2000                          /s/ Marianne Drost
                                    ----------------------------------------
                                                   Marianne Drost
                                           Senior Vice President, Deputy
                                               General Counsel and
                                               Corporate Secretary
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                                  EXHIBIT INDEX

Exhibit
Number       Description
-------      -----------

99.1         Press Release, dated August 8, 2000, issued by Verizon
             Communications.